                    D&E Communications, Inc. and Subsidiaries

                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q/A for the period ended June 30, 2002 of D&E Communications, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. William Ruhl, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. " 1350, as adopted pursuant to " 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. " 78m(a) or " 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/ G. William Ruhl
--------------------------------
Name: G. William Ruhl
Title: Chief Executive Officer
Date:  March 31, 2003

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



                                       50